Exhibit 99.1

BUNKER HILL ANNOUNCES C$45 MILLION “BOUGHT DEAL” PRIVATE PLACEMENT OF UNITS

KELLOGG, IDAHO, USA | VANCOUVER, BRITISH COLUMBIA, CANADA – September 5, 2025 – Bunker Hill Mining Corp. (“Bunker Hill” or the “Company”) (TSX-V: BNKR |OTCQB: BHLL) is pleased to announce that it has entered into an agreement with a lead underwriter, acting on behalf of a syndicate of underwriters (the “Underwriters”) to be formed, under which the underwriters have agreed to purchase, on a “bought deal” private placement basis, 375,000,000 units of the Company (the “Units”) at a price per Unit of C$0.12 (the “Issue Price”) for aggregate gross proceeds to the Company of C$45,000,000 (the “Offering”).

Each Unit will consist of one share of common stock of the Company (a “Common Share”) and one common stock purchase warrant of the Company (a “Warrant”). Each Warrant will entitle the holder thereof to acquire one share of common stock of the Company (a “Warrant Share”) at a price per Warrant Share of C$0.17 for a period of 60 months from the Closing Date (as defined herein).

The Company has agreed to grant the Underwriters an option (the “Underwriters’ Option”) to purchase up to an additional 56,250,000 Units at the Issue Price, exercisable in whole or in part at any time up to 48 hours prior to the Closing Date.

A cornerstone investor is expected to subscribe for approximately US$19,600,000 in Units under the Offering (the “Cornerstone Subscription”). A separate cornerstone investor is expected to subscribe for approximately US$5,000,000 in Units under the Offering. Completion of the Offering is subject to the Cornerstone Subscription closing.

The Company intends to use the net proceeds of the Offering to advance the construction of the Bunker Hill Mine and move it to commercial production, and for general corporate and working capital purposes.

The Offering is being made to eligible substituted purchasers resident in each of the Provinces of Canada and Territories of Canada in accordance with National Instrument 45-106 – Prospectus Exemptions. and/or in jurisdictions other than Canada that are mutually agreed to by the Company and Haywood, subject to compliance with applicable regulatory requirements. The securities issued under the Offering will be subject to a statutory hold period in Canada expiring four months and one day from the closing date of the Offering.

The Offering is expected to close on September 29, 2025, and is subject to certain closing conditions including, but not limited to, the receipt of all necessary approvals including the conditional listing approval of the TSX Venture Exchange (“TSXV”) and the applicable securities regulatory authorities.

In consideration for their services, the Company has agreed to pay the Underwriters a cash commission equal to 6.0% of the gross proceeds from the Offering and that number of non-transferable compensation options (the “Compensation Options”) as is equal to 6.0% of the aggregate number of Units sold under the Offering. Each Compensation Option is exercisable to acquire one share of common stock of the Company at a price equal to the lowest price permitted under TSXV policies for a period of 24 months from the Closing Date.

The Units have not been and will not be registered under the U.S. Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The securities to be issued under the Offering will be subject to statutory hold period of four months and one day in accordance with applicable Canadian securities laws and to a minimum concurrent six-month hold period in accordance with applicable U.S. securities laws. Such securities have not been registered under the U.S. Securities Act or any U.S. state securities laws, and may not be offered or sold in the United States without registration under the U.S. Securities Act and all applicable state securities laws or compliance with requirements of an applicable exemption therefrom. This news release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

On behalf of Bunker Hill Mining Corp.

Sam Ash

President and Chief Executive Officer

For additional information, please contact:

Brenda Dayton

Vice President, Investor Relations

T: 604.417.7952

E: brenda.dayton@bunkerhillmining.com

Cautionary Statements

Neither the TSXV nor its Regulation Services Provider (as that term is defined in the policies of the TSXV) accepts responsibility for the adequacy or accuracy of this news release.

Certain statements in this news release are forward-looking and involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the U.S. Securities Act and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, as well as within the meaning of the phrase ‘forward-looking information’ in the Canadian Securities Administrators’ National Instrument 51-102 – Continuous Disclosure Obligations (collectively, “forward-looking statements”). Forward-looking statements are not comprised of historical facts. Forward-looking statements include estimates and statements that describe the Company’s future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as “believes”, “anticipates”, “expects”, “estimates”, “may”, “could”, “would”, “will”, “plan” or variations of such words and phrases.

Forward-looking statements in this news release include, but are not limited to, statements regarding: the Offering, including the expected Closing Date and the availability of MI 61-101 exemptions; the intended use of the net proceeds of the Offering; the grant or exercise of the Over-Allotment Option; the receipt of all regulatory and stock exchange approvals, including the approval of the TSX-V; the Company’s ability to secure sufficient project financing to complete the construction of the Bunker Hill Mine and move it to commercial production in a manner that maximizes shareholder value.

Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations and assumptions relating to: Bunker Hill’s ability to receive sufficient project financing for the construction of the Bunker Hill Mine on an acceptable timeline, on acceptable terms, or at all; our ability to service our existing debt and meet the payment obligations thereunder; further drilling and geotechnical work supporting the planned restart and operations at the Bunker Hill Mine; the future price of metals; and the stability of the financial and capital markets. Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, those risks and uncertainties identified in public filings made by Bunker Hill with the U.S. Securities and Exchange Commission (the “SEC”) and with applicable Canadian securities regulatory authorities, and the following: Bunker Hill’s ability to use the net proceeds of the Offering in a manner that will increase the value of stockholders’ investments; the dilution of current stockholders as a result of the consummation of the Offering; Bunker Hill’s ability to operate as a going concern and its history of losses; Bunker Hill’s inability to raise additional capital for project activities, including through equity financings, concentrate offtake financings or otherwise; the fluctuating price of commodities; capital market conditions; restrictions on labor and its effects on international travel and supply chains; failure to identify mineral resources; further geotechnical work not supporting the continued development of the Bunker Hill Mine or the results described herein; failure to convert estimated mineral resources to reserves; the preliminary nature of metallurgical test results; the Company’s ability to raise sufficient project financing, on acceptable terms or at all, to restart and develop the Bunker Hill Mine and the risks of not basing a production decision on a feasibility study of mineral reserves demonstrating economic and technical viability, resulting in increased uncertainty due to multiple technical and economic risks of failure which are associated with this production decision including, among others, areas that are analyzed in more detail in a feasibility study, such as applying economic analysis to resources and reserves, more detailed metallurgy and a number of specialized studies in areas such as mining and recovery methods, market analysis, and environmental and community impacts and, as a result, there may be an increased uncertainty of achieving any particular level of recovery of minerals or the cost of such recovery, including increased risks associated with developing a commercially mineable deposit, with no guarantee that production will begin as anticipated or at all or that anticipated production costs will be achieved; the Company requiring additional capital expenditures than anticipated, resulting in delays in the expected restart timeline; failure to commence production would have a material adverse impact on the Company’s ability to generate revenue and cash flow to fund operations; failure to achieve the anticipated production costs would have a material adverse impact on the Company’s cash flow and future profitability; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; political risks; changes in equity markets; uncertainties relating to the availability and costs of financing needed in the future; the inability of the Company to budget and manage its liquidity in light of the failure to obtain additional financing, including the ability of the Company to complete the payments pursuant to the terms of the agreement to acquire the Bunker Hill Mine complex; inflation; changes in exchange rates; fluctuations in commodity prices; delays in the development of projects; and capital, operating and reclamation costs varying significantly from estimates and the other risks involved in the mineral exploration and development industry. Although the Company believes that the assumptions and factors used in preparing the forward-looking statements in this news release are reasonable, undue reliance should not be placed on such statements or information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all, including as to whether or when the Company will achieve its project finance initiatives, or as to the actual size or terms of those financing initiatives, or whether and when the Company will achieve its operational and construction targets. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Readers are cautioned that the foregoing risks and uncertainties are not exhaustive. Additional information on these and other risk factors that could affect the Company’s operations or financial results are included in the Company’s annual report and may be accessed through the SEDAR+ website (www.sedarplus.ca) or through EDGAR on the SEC website (www.sec.gov).